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STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED MAY 14, 2008

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Investor and Institutional Class shares, as applicable, of the Funds listed below:

AIM Multi-Sector Fund                         AIM Structured Growth Fund
AIM Select Real Estate Income Fund            AIM Structured Value Fund
AIM Structured Core Fund

The following information replaces in its entirety the information appearing in the first paragraph under the heading "DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS-INVESTMENT STRATEGIES AND RISKS - FOREIGN INVESTMENTS -- FOREIGN SECURITIES" on page 5 of the Statement of Additional Information.

         "FOREIGN SECURITIES. AIM Multi-Sector Fund and AIM Select Real Estate Income Fund may invest up to 25% of its total assets in foreign securities. Each Structured Fund may invest up to 20% of its total assets in foreign securities. Foreign securities are equity or debt securities issued by issuers outside the United States. The Structured Funds and AIM Select Real Estate Income Fund include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers when determining foreign securities limits. AIM Multi-Sector Fund does not include ADRs, EDRs or Canadian securities when determining foreign securities limits. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations. For a discussion of ADRs and EDRs, please refer to "Description of the Funds and Their Investments and Risks -- Investment Strategies and Risks -- Foreign Investments -- ADRs and EDRs" below."

The funds' current Statement of Additional Information is available at www.invescoaim.com.